UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2006

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices, zip code	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

______________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 29, 2006, the Boards of Directors of Puget Energy, Inc. and Puget Sound Energy, Inc. (collectively, the “Companies”) appointed George W. Watson, age 59, as a director of the Companies to serve until the Companies’ next annual meeting of shareholders. Mr. Watson will serve on the audit committee of the Companies’ Board of Directors.

The compensation offered to Mr. Watson for his service as a director is the same as that offered to all Puget Energy and Puget Sound Energy board members, pursuant to the director compensation schedule filed as Exhibit 10.53 to the Puget Energy Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on February 28, 2006.

In connection with Mr. Watson’s appointment to its Board of Director’s, Puget Energy issued a news release which is attached as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits

Exhibits

99.1	Press release on appointment of Mr. Watson to Puget Energy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

By: /s/ James W. Eldredge
Dated: June 29, 2006	James W. Eldredge Vice President, Corporate Secretary and Chief Accounting Officer